Exhibit 99.1

CAMBRIDGE CAPITAL ACQUISITION CORPORATION AND PARAKOU TANKERS, INC. AGREE TO MERGE

West Palm Beach, FL and Singapore – December 2, 2014 – Cambridge Capital Acquisition Corporation (NASDAQ: CAMB, CAMBU and CAMBW) (“Cambridge”) and privately-held Parakou Tankers, Inc. (“Parakou” or the “Company”) today jointly announced that they have entered into a business combination agreement (the “Merger Agreement”) whereby Parakou will become a publicly listed company through a merger transaction with Cambridge.

Parakou Tankers, Inc. Overview

Parakou is a fully integrated industrial shipping company engaged in the seaborne transportation of liquid petroleum products that owns and operates a fleet of modern medium range, or MR, product tankers. As of December 2, 2014, Parakou’s fleet consists of eight 51,000 deadweight ton MR product tankers, which were transferred in July 2014 from Parakou (International) Limited, a Hong-Kong based shipping firm founded in 1985. Parakou’s existing fleet is employed under time-charter contracts with terms generally between three and five years and an average remaining charter, as of December 2, 2014, of 1.5 years. Parakou was incorporated under the laws of the Marshall Islands in January 2014 and is headquartered in Singapore with an additional office in New York City.

Parakou markets its services to a broad range of customers, including major oil companies, national oil companies, independent refiners, oil trading companies and other ship-owning companies and believes that its internal management and long term ship-owning strategy enables it to provide high quality, cost efficient, customer-focused services. Parakou continuously monitors the markets for its vessels and maintains a flexible chartering strategy. Parakou’s offices in Singapore and New York City provide close access to the major shipping and financial centers, allowing it to better serve its global customers.

The Transaction

Upon the consummation of the transactions contemplated by the Merger Agreement, (i) Cambridge will be merged with and into a newly formed Marshall Islands company and wholly owned subsidiary of Cambridge, Cambridge Holdco, Inc. (“Holdco”), with Holdco surviving the merger and (ii) a newly formed Marshall Islands company and wholly owned subsidiary of Holdco, Cambridge Merger Sub, Inc. (“Merger Sub”) will merge with and into Parakou, with Parakou surviving the merger and becoming a wholly-owned subsidiary of Holdco (collectively, the “Mergers”).

Mr. Por Liu, Chairman and Chief Executive Officer of Parakou, will receive 5,800,000 common shares of Holdco at the closing of the Mergers (valued at approximately $10.10 per share), in exchange for all of Parakou’s outstanding shares immediately prior to the Mergers. Additionally, Cambridge’s initial stockholders, including certain of its directors and officers, will retain 1,000,000 common shares of Holdco at the closing of the Mergers (as well as 472,500 common shares acquired in a private placement that occurred simultaneously with the IPO (as defined below)), having agreed to cancel an aggregate of 1,012,500 of their shares of common stock of Cambridge immediately prior to the consummation of the Cambridge Merger. Each of Mr. Por Liu and the Cambridge initial stockholders will have the right to receive additional common shares of Holdco (up to 2,000,000 additional shares for Mr. Liu in the aggregate and 1,012,500 additional shares for the Cambridge initial stockholders in the aggregate) if Holdco achieves certain EBITDA targets (the “Earn Out Targets”), if Holdco achieves certain share price targets (the “Share Price Targets”) or Holdco undergoes a Change of Control (as defined in the Merger Agreement), in each case, as set forth in the Merger Agreement.

As a result of the Mergers and subject to the terms and conditions of the Merger Agreement, Holdco is expected to become the public company and will change its name to “Parakou Tankers, Inc.” After the completion of the proposed Mergers, the public stockholders of Cambridge (other than the Cambridge initial stockholders), the Cambridge initial stockholders and Mr. Por Liu are expected to own 52.5%, 9.6% and 37.9%, respectively, of the issued and outstanding common shares of Holdco, assuming that none of Cambridge’s stockholders exercise their conversion rights in connection with the Mergers. If the Earn Out Targets or Share Price Targets are fully achieved or Holdco undergoes a Change of Control, the public stockholders of Cambridge (other than the Cambridge initial stockholders), the Cambridge initial stockholders and Mr. Por Liu would own 43.9%, 13.6% and 42.5%, respectively, of the issued and outstanding common shares of Holdco, assuming that none of Cambridge’s stockholders exercise their conversion rights in connection with the Mergers.

The Holdco shares issued to Parakou shareholders in the Mergers will be subject to lockup provisions identical to those applicable to Cambridge’s initial stockholders (12 months, with 50% subject to potential early release).

After the completion of the proposed Mergers, the directors of Holdco are expected to be Mr. Por Liu, Chief Executive Officer of Parakou, Mr. Yang Jian Guo, Chief Operating Officer of Parakou, Mr. Mitchell Gordon, President and Chief Financial Officer of Cambridge, and four independent directors, Mr. Bruce Chan, Mr. Derek Zissman, Mr. Winston Zhao and Mr. John Fitzgerald. The current executive officers of Parakou are expected to retain their positions with Parakou and become officers of Holdco after the Mergers.

Holdco intends to apply to have its common shares and warrants listed on the Nasdaq Stock Market under the symbols “PRKU” and “PRKUW,” respectively.

The closing of the Mergers is subject to approval by the stockholders of Cambridge, holders of no more than 7,563,316 shares of the common stock of Cambridge issued in Cambridge’s initial public offering (the “IPO”) exercising their rights to convert their shares into a pro rata share of Cambridge’s trust fund (the “Trust Fund”) in accordance with Cambridge’s charter documents, Cambridge having cash on hand of at least $50,000,000 after giving effect to payment of amounts that Cambridge will be required to pay to converting stockholders upon consummation of the Mergers and other customary closing conditions for transactions of this nature.

After the completion of the proposed Mergers, Holdco intends to pursue acquisitions of additional MR product tankers to meet the need for moving refined petroleum products, vegetable oils, palm oils, easy chemicals and biofuels globally. Parakou has letters of intent or is actively negotiating agreements to acquire an additional 20 MR product tankers by the fourth quarter of 2017. It is expected that the acquisition of these MR product tankers would be funded by a combination of cash on hand, a portion of the proceeds from the Trust Fund and equity and/or debt financing.

Benjamin Gordon, Chief Executive Officer of Cambridge, commented, “We’ve spent the last year looking for the best supply chain/logistics/transportation company with which to merge. We are extremely pleased to be investing in Parakou Tankers. Under Por Liu’s leadership, the company is becoming a major force in the product tanker market, and we are excited to partner with such a well-respected operator.” Mr. Gordon added, “We believe this is a very attractive time to invest in the product tanker market, as demand for refined petroleum products continues to grow globally. In addition to providing Parakou with immediate growth capital to fund fleet expansion, we also hope to bring to bear our capital markets and M&A expertise to help Por’s management team grow value for all shareholders.”

Por Liu, Chief Executive Officer of Parakou, commented, “We are very pleased to have Cambridge as our partner going forward. We believe that joining forces with Cambridge will enable Parakou to realize both its near term and longer term growth objectives as a Nasdaq-listed company in the U.S. This is especially important in our industry, owning and operating a modern fleet of MR product tankers, which we believe has compelling long-term fundamentals. In addition, this merger affords us the ability to accelerate our growth at an opportune time as our industry is at an inflection point as evidenced by recent increasing rates.”

For the purposes of the Mergers, Cambridge has been represented by EarlyBird Capital, Inc. (“EBC”), acting as its financial advisor. Since signing the Merger Agreement, Cambridge has retained Cowen and Company (“Cowen”) as its principal capital markets and financial advisor. Both Cowen and EBC will be paid fees for their services. With respect to legal matters of the Mergers, Cambridge is being represented by DLA Piper LLP (US) and Parakou is being represented by Jones Day. For additional information on the Mergers and related transactions, see Cambridge’s Current Report on Form 8-K, which will be filed promptly and which can be obtained, without charge, at the Securities and Exchange Commission’s (“SEC”) internet site (http://www.sec.gov).

About Cambridge Capital Acquisition Corporation

Cambridge Capital Acquisition Corporation is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities. Cambridge was incorporated under the laws of Delaware on October 1, 2013.

On December 23, 2013, Cambridge closed its initial public offering of 7,000,000 units, with each unit consisting of one share of its common stock and one warrant to acquire one share of its common stock upon consummation of an initial business combination. On December 30, 2013, Cambridge consummated the sale of an additional 1,050,000 units which were subject to an over-allotment option granted to the underwriters of its initial public offering. The units from the initial public offering (including the over-allotment option) were sold at an offering price of $10.00 per unit, generating total gross proceeds of $80,500,000. Simultaneously with the consummation of the initial public offering and the exercise of the underwriters’ over-allotment option, Cambridge consummated the private sale of 472,125 units to its initial stockholders and EBC and its designees, in each case at $10.00 per unit for an aggregate purchase price of $4,721,250. The net proceeds from the initial public offering, together with the net proceeds from the private sale of units, or a total of $81,305,000, was deposited into the trust account and the remaining proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The initial public offering was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-191868) that became effective on December 17, 2013. As of September 30, 2014, there was approximately $81,330,820 held in the trust account.

Additional Information and Where to Find It

The proposed Mergers will be submitted to the stockholders of Cambridge for their consideration. In connection with the proposed Mergers, Cambridge and Holdco will prepare a registration statement on Form S-4 that will include a proxy statement/prospectus for the stockholders of Cambridge to be filed with the SEC and mailed to the stockholders of Cambridge. Cambridge urges investors, stockholders and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information. Such persons can also read Cambridge’s final prospectus, dated December 17, 2013, and Cambridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for a description of the security holdings of the Cambridge officers and directors and of EBC and their respective interests as security holders in the successful consummation of the transactions described herein. Cambridge’s definitive proxy statement/prospectus included in Holdco’s registration statement will be mailed to stockholders of Cambridge as of a record date to be established for voting on the transactions described in this press release. Stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Cambridge Capital Acquisition Corporation, 525 South Flagler Drive, Suite 201, West Palm Beach, Florida 33701. These documents, once available, and Cambridge’s IPO final prospectus and Annual Report on Form 10-K can also be obtained, without charge, at the Securities and Exchange Commission’s web site (http://www.sec.gov).

Participants in Solicitation

Cambridge and its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Cambridge stockholders to be held to approve the Mergers described in this press release. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Cambridge in connection with the proposed Mergers will be set forth in the proxy statement/prospectus when it is filed with the SEC on Form S-4. You can find information about Cambridge’s executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on March 28, 2014. You can obtain free copies of these documents from Cambridge using the contact information above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Cambridge, Holdco or Parakou, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Safe Harbor Language

This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, Cambridge’s and Parakou’s expectations with respect to future performance, growth and anticipated acquisitions; the anticipated financial impact of the Mergers; ability to recognize the anticipated benefits of the Mergers; costs related to the proposed Mergers; the satisfaction of the closing conditions to the Mergers; the timing of the completion of the Mergers; volatility in charter rates and profitability; demand for shipping of refined petroleum products; global economic conditions; changes in fuel prices; geopolitical events and regulatory changes; damages to vessels; acts of piracy, political instability, terrorist or other attacks, war or international hostilities; loss of key personnel; delays in deliveries of any newbuild product tankers; difficulty managing planned growth properly; seasonal and exchange rate fluctuations; access to additional financing; changes in tax laws; weather and natural disasters; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations; and other risks and uncertainties indicated from time to time in filings with the SEC by Cambridge or Holdco. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Cambridge’s most recent filings with the SEC and will be contained in the proxy statement/prospectus to be filed by Holdco. All subsequent written and oral forward-looking statements concerning Cambridge, Holdco and Parakou, the transactions described herein or other matters and attributable to Cambridge, Holdco and Parakou or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Cambridge, Holdco nor Parakou undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact

Ramon Suazo

Partner

Cambridge Capital Acquisition Corporation

Tel: 561-932-1615

Or

Gregory A. McGrath

Chief Financial Officer

Parakou Tankers, Inc.

Tel: 646-649-3638